UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010 (May 19, 2010)

57TH STREET GENERAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-53977	27-1215274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 35th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 409-2434

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 20, 2010, 57th Street General Acquisition Corp. (the “Company”) announced that it had priced its initial public offering (the “IPO”) of 5,000,000 units (the “IPO Units”), each unit (the “Unit”) consisting of one share of common stock, par value $0.0001 per share (the “Common Stock”), and a warrant (the “Warrant”) to purchase one share of Common Stock, pursuant to the registration statement on Form S-1 (File No. 333- 163134) (the “Registration Statement”).  A copy of the Company’s press release is attached as Exhibit 99.1 hereto.  In connection with the IPO, the Company entered into various written agreements, including an underwriting agreement, investment management trust agreement, securities escrow agreement, registration rights agreement, warrant agreement and amended and restated warrant subscription agreement.  The purpose of this Current Report on Form 8-K is to file such agreements, as executed in connection with the IPO.

Underwriting Agreement

On May 19, 2010, the Company entered into an underwriting agreement (the “Underwriting Agreement”) relating to the sale of the IPO Units.  A copy of the Underwriting Agreement, entered into by and between the Company and Morgan Joseph & Co. Inc. (“Morgan Joseph”), as representative of the underwriters (collectively, the “Underwriters”), is attached as Exhibit 1.1 hereto and is incorporated by reference herein.

Pursuant to the terms of the Underwriting Agreement, the sale of the IPO Units were made on May 25, 2010 at a purchase price of $9.70 (the offering price to the public of $10.00 per Unit minus the underwriters’ discount of $0.19 per Unit and deferred underwriters’ discount of $0.11 per Unit).  A portion of the proceeds of the IPO and the Private Placement (as defined below) were placed into the Trust Account (as defined below) and shall be released upon the earlier of the consummation of a business transaction (the “Business Transaction”), the Company’s redemption of the public shares sold in the IPO if the Company is unable to consummate a Business Transaction by August 19, 2011, or the Company’s liquidation (if no redemption occurs), as described in the Registration Statement and the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), which is attached as Exhibit 3.1 hereto and incorporated by reference herein .

The Underwriting Agreement provided for an underwriters’ discount in an amount equal to 3.0% of the gross proceeds of the IPO.  The Underwriters agreed that a portion  of the underwriters’ discount (1.1% or $550,000) would be deposited into the Trust Account and payable to the Underwriters upon the consummation of the Business Transaction.

The Company also granted the Underwriters a 45-day option to purchase up to an additional 750,000 Units from the Company on the same terms and at the same price as the 5,000,000 Units to cover over-allotments, if any.

In accordance with the Underwriting Agreement, 57th Street GAC Holdings LLC (“GAC LLC”), a limited liability company controlled by the Company’s officers, directors and advisors, and the Underwriters (the “Private Placement Investors”) agreed to purchase from the Company an aggregate of 3,700,000 warrants (the “Private Placement Warrants”) at a purchase price of $0.50 per Private Placement Warrant in a private placement (the “Private Placement”) pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  Such Private Placement was consummated (pursuant to an amended and restated warrant subscription agreement described below) immediately prior to the effective date of the Registration Statement.

The Warrants underlying the Units are exercisable for the period commencing on the later of 30 days after the Company’s completion of the Business Transaction or May 19, 2011, and will expire five years from the date of completion of the Business Transaction, or earlier upon redemption or liquidation. The Company may redeem the outstanding Warrants, in whole and not in part, at a price of $0.01 per Warrant at any time after the Warrants become exercisable upon a minimum of 30 days’ prior written notice and if and only if the last closing sales price of the Common Stock equals or exceeds $17.50 per share for any 20 trading days within a 30-day trading period ending three business days before the Company sends notice of redemption.  The Private Placement Warrants are substantially similar to the Warrants, except that if held by the original holders or their permitted assigns, they (i) may be exercised for cash or on a cashless basis; (ii) are not subject to being called for redemption; and (iii) with respect to Private Placement Warrants held by the Underwriters and beneficially owned by Mark Klein as a result of his being a member of GAC LLC, will expire five years from the effective date of the Registration Statement, or earlier upon redemption or liquidation. In addition, the Private Placement Warrants will be held in escrow until 30 days following the consummation of the Business Transaction.

The Underwriting Agreement also includes certain customary representations, warranties and covenants by the Company.  It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

Investment Management Trust Agreement

On May 19, 2010, the Company entered into an investment management trust agreement (the “Investment Management Trust Agreement”) with Continental Stock Transfer & Trust Company (“CST”) as trustee.  A copy of the Investment Management Trust Agreement is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Pursuant to the Investment Management Trust Agreement, a portion of the proceeds from the IPO and the Private Placement will be placed into a trust account (the “Trust Account”) at JP Morgan Chase Bank N.A. and maintained by CST as trustee.  Of this amount, $550,000 represents the deferred underwriters’ discount, which amount shall be payable to the Underwriters upon the consummation of a Business Transaction.  The funds in the Trust Account will not be released until the earlier of the consummation of a Business Transaction, the Company’s redemption of the public shares sold in the IPO if the Company is unable to consummate a Business Transaction by August 19, 2011 or the Company’s liquidation (if no redemption occurs) as described in the Registration Statement and the Company’s Certificate of Incorporation; provided, however, the Company shall be permitted to draw amounts from the interest earned on the amount in the Trust Account to pay taxes.

Holders of the Common Stock underlying the Units (the “IPO Shares”) shall be entitled to receive funds from the Trust Account (including interest earned on the holder’s pro rata portion of the Trust Account) in the event the Company either redeems the IPO Shares or liquidates.  If the Company conducts the redemption pursuant to the tender offer rules, the redemption price payable per IPO Share shall be equal to the amount held in the Trust Account as of the commencement of the tender offer plus interest accrued until two business days prior to the consummation of the Business Transaction, less taxes payable, divided by the total number of IPO Shares.  If the Company conducts the redemption in conjunction with a stockholder vote, the redemption price payable per share to holders of IPO Shares exercising their redemption rights and voting (1) in favor of the Business Transaction will be equal to the amount held in the Trust Account as of two business days prior to the consummation of the Business Transaction, less taxes payable, divided by the total number of IPO Shares and (2) against the Business Transaction will be equal to the amount held in the Trust Account as of two business days prior to the consummation of the Business Transaction, less the portion attributable to interest earned on the amounts in the Trust Account and less taxes payable, divided by the total number of IPO Shares.  In either case, the Company shall distribute to holders of IPO Shares no less than $10.00 per share (or $9.98 per IPO Share if the Underwriters’ over-allotment option is exercised in full.)  In the event a Business Transaction is consummated, all sums remaining in the Trust Account shall be released to the Company and there will be no restriction on the Company’s use of such funds.

Securities Escrow Agreement

On May 19, 2010, the Company entered into a securities escrow agreement (the “Securities Escrow Agreement”) with GAC LLC (“Initial Stockholder”) and the Private Placement Investors (the “Initial Warrantholders”) of the Company and CST as escrow agent.  A copy of the Securities Escrow Agreement is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Pursuant to the Securities Escrow Agreement, the Initial Stockholder placed the shares of Common Stock it owned prior to the IPO (the “Insider Shares”) and the Initial Warrantholders placed the Private Placement Warrants they owned prior to the IPO into an escrow account maintained by CST (the “Escrow Account”).  Subject to limited exceptions, the Insider Shares and Private Placement Warrants shall not be transferable for certain respective periods (the “Escrow Period”).  For the Insider Shares, the applicable Escrow Period will expire one year after the Company’s consummation of the Business Transaction unless the Company consummates a transaction after the consummation of the initial Business Transaction resulting in all of the stockholders of the Company having the right to exchange their shares of Common Stock for cash, securities or other property, and for the Private Placement Warrants, the applicable Escrow Period will expire on the 30th day following the Company’s consummation of the Business Transaction.  During the Escrow Period, holders of the Initial Shares shall retain all other rights as stockholders, including, without limitation, the right to vote their Common Stock and the right to receive cash dividends.  In the event the Company declares a stock dividend, such dividend will be placed into the Escrow Account, as well.  In the event the Company dissolves and liquidates, the Insider Shares and Private Placement Warrants will be cancelled.

Registration Rights Agreement

On May 19, 2010, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Initial Stockholder and the Private Placement Investors.  A copy of the Registration Rights Agreement is attached as Exhibit 10.3 hereto and is incorporated by reference herein.

Pursuant to the Registration Rights Agreement, the holders of the majority in interest of Insider Shares shall be entitled to require the Company, on one occasion at any time after the date on which the Insider Shares are released from escrow pursuant to the Securities Escrow Agreement, to register the Insider Shares.  In addition, the Initial Stockholder shall have “piggyback” registration rights with respect to the Insider Shares commencing on the date on which the Insider Shares are released from escrow pursuant to the Securities Escrow Agreement.  Furthermore, the holders of a majority in interest of the Private Placement Warrants shall be entitled to require the Company, on one occasion at any time after the date on which the Private Placement Warrants are released from escrow pursuant to the Securities Escrow Agreement, to register the Private Placement Warrants (and the underlying Common Stock).  In addition, the Private Placement Investors shall have “piggyback” registration rights with respect to the Private Placement Warrants commencing on the date on which the Private Placement Warrants are released from escrow pursuant to the Securities Escrow Agreement.  The Company shall bear certain expenses incurred in connection with the filing of any such registration statements.

Warrant Agreement

On May 19, 2010, the Company entered into a warrant agreement (the “Warrant Agreement”) with CST pursuant to which CST shall act as warrant agent in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants underlying the IPO Units (the “Public Warrants”) and the Private Placement Warrants (collectively with the Public Warrants, the “Company Warrants”).  A copy of the Warrant Agreement is attached as Exhibit 4.1 hereto and is incorporated by reference herein.

The Warrant Agreement provides for, among other things, the form and provisions of the Company Warrants and the manner in which the Company Warrants may be exercised.  The Warrant Agreement also contains certain transfer restrictions and anti-dilution provisions and the manner in which the Company Warrants may be redeemed.

Amended and Restated Warrant Subscription Agreement

On May 19, 2010, the Company, GAC LLC and the Underwriters entered into an amended and restated warrant subscription agreement (“Amended Subscription Agreement”) pursuant to which GAC LLC and the Underwriters agreed to purchase, the Private Placement, 3,700,000 warrants (3,500,000 by GAC LLC and 200,000 by the Underwriters) prior to the IPO at a price of $0.50 per warrant (for an aggregate purchase price of $1,850,000) from the Company.  All of the proceeds of the Private Placement were placed in the Trust Account. A copy of the Amended Subscription Agreement is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

1.1	Underwriting Agreement, dated May 19, 2010, by and between 57th Street General Acquisition Corp. and Morgan Joseph & Co. Inc., as representative of the underwriters

3.1	Second Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on May 18, 2010

4.1	Warrant Agreement, dated May 19, 2010, by and between 57th Street General Acquisition Corp. and Continental Stock Transfer & Trust Company

10.1	Investment Management Trust Agreement, dated May 19, 2010, by and between 57th Street General Acquisition Corp. and Continental Stock Transfer & Trust Company

10.2	Securities Escrow Agreement, dated May 19, 2010, by and among 57th Street General Acquisition Corp., the security holders named therein and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated May 19, 2010, by and among 57th Street General Acquisition Corp. and the securityholders named therein

10.4	Amended and Restated Warrant Subscription Agreement, dated May 19, 2010, by and among 57th Street General Acquisition Corp. and the securityholders named therein

99.1	Press Release, dated May 20, 2010

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2010	57TH STREET GENERAL ACQUISITION CORP.

	By:	/s/ Mark D. Klein
	Name:	Mark D. Klein
	Title:	Chairman, President and Chief Executive Officer